MUTUAL FUND SERIES TRUST

Catalyst Small-Cap Insider Buying Fund Class A: CTVAX Class C: CTVCX Class I: CTVIX
Catalyst Insider Buying Fund Class A: INSAX Class C: INSCX Class I: INSIX
Catalyst MLP & Infrastructure Fund Class A: MLXAX Class C: MLXCX Class I: MLXIX
Catalyst Buyback Strategy Fund Class A: BUYAX Class C: BUYCX Class I: BUYIX
Catalyst Growth of Income Fund Class A: CGGAX Class C: CGGCX Class I: CGGIX
Catalyst/MAP Global Equity Fund Class A: CAXAX Class C: CAXCX Class I: CAXIX
Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX
Catalyst Dynamic Alpha Fund Class A: CPEAX Class C: CPECX Class I: CPEIX
Catalyst Enhanced Core Fund (formerly, Catalyst IPOX Allocation Fund) Class A: OIPAX Class C: OIPCX Class I: OIPIX

January 24, 2020

The information supplements certain disclosures contained in the Prospectus and Statement of Additional Information (“SAI”) for the Funds, each dated November 1, 2019.

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Catalyst Capital Advisors LLC (“Catalyst”) has changed its address. Catalyst’s new address is 53 Palmeras St. Suite 601, San Juan, PR 00901. All references to Catalyst’s address in the Funds’ Prospectus and SAI are hereby revised accordingly.

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You should read this Supplement in conjunction with the Prospectus, any Summary Prospectus and the Statement of Additional Information for the Funds, each dated November 1, 2019, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.